UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2011

Digital Generation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

750 West John Carpenter Freeway, Suite 700 Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 581-2000

DG FastChannel, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Digital Generation, Inc. (the “Company”) was held on November 1, 2011. The Company previously filed with the Securities and Exchange Commission the proxy statement and related materials pertaining to this meeting. On the record date of September 9, 2011, there were 27,516,598 shares of the Company’s common stock outstanding and eligible to vote.

Proposal 1: Election of Directors

Elected the following three nominees to the Board of Directors to serve as directors until their respective successors are elected and qualify.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
C. H. Moore	21,617,541	1,420,055	2,851,989
John R. Harris	22,200,057	837,539	2,851,989
Jeffrey A. Rich	22,438,724	598,872	2,851,989

Proposal 2: Approval of the Company’s 2011 Incentive Award Plan

Approved, the Company’s 2011 Incentive Award Plan as described in the proxy statement. There were 21,027,564 votes for the proposal, 1,931,938 votes against the proposal, 78,094 abstentions and 2,851,989 broker non-votes.

Proposal 3: Approval to Amend the Company’s Certificate of Incorporation to Change the Name of the Company to “Digital Generation, Inc.”

Approved, to amend the Company’s Certificate of Incorporation to change the name of the Company to “Digital Generation, Inc.” as described in the proxy statement. There were 25,718,104 votes for the proposal, 152,496 votes against the proposal, and 18,985 abstentions.

Proposal 4: Approval of the Compensation of our Named Executive Officers

Approved, on an advisory basis (non-binding), the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement. There were 21,775,829 votes for the proposal, 1,221,207 votes against the proposal, 40,560 abstentions and 2,851,989 broker non-votes.

Proposal 5: Frequency of Holding Future Advisory Votes on the Compensation of our Named Executive Officers

Approved, on an advisory basis (non-binding), a frequency period of every year (an annual vote) for future votes on the compensation of our named executive officers. There were 20,845,579 votes cast for a frequency period of every one year, 338,195 votes cast for a frequency period of every two years, 1,746,373 votes cast for a frequency period of every three years, 107,448 abstentions and 2,851,989 broker non-votes.

The option to hold future advisory votes on the compensation of our named executive officers every one year received a majority of the votes cast at the meeting.  Based on these results, the Company’s Board of Directors currently intends to hold an advisory vote on executive compensation every year.

Item 9.01 Financial Statements and Exhibits.

3.1	Certificate of Amendment to the Certificate of Incorporation, effective November 2, 2011, as filed with the Delaware Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL GENERATION, INC.

Date:	November 4, 2011	By:	/s/ Omar A. Choucair
Name: Omar A. Choucair
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation, effective November 2, 2011, as filed with the Delaware Secretary of State.